SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS Core Fixed Income Fund DWS Diversified International Equity Fund DWS Global Inflation Plus Fund DWS Global Small Cap Growth Fund DWS GNMA Fund DWS High Income Fund	DWS High Income Plus Fund DWS Latin America Equity Fund DWS Short Duration Plus Fund DWS Strategic Government Securities Fund DWS World Dividend Fund

The last sentence of the first paragraph of each Fund’s Summary Prospectus is deleted and replaced with the following:

The prospectus, dated February 1, 2011, as revised April 15, 2011, supplemented June 3, 2011, and as may be further supplemented from time to time, and SAI, dated February 1, 2011, as revised April 15, 2011, supplemented April 20, 2011, and as may be further supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Please Retain This Supplement for Future Reference

June 3, 2011
PROSTKR-90